UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2025

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share	LOB/PA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On November 10, 2025, management and the Audit Committee of the Board of Directors (the “Audit Committee”) of Live Oak Bancshares Inc. (the “Company”), in consultation with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, concluded that the Company will amend its 2024 Annual Report on Form 10-K (the “FY2024 Form 10-K”) and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025, respectively (collectively, the “Q1 and Q2 2025 Form 10-Qs”) to restate the Consolidated Financial Statements for each of the periods included in those filings in order to restate the Statements of Cash Flows and related notes as further described below. The FY 2024 Form 10-K and the Q1 and Q2 2025 Form 10-Qs are collectively referred to herein as the “Prior Filings.”
In preparing the Company’s Consolidated Statements of Cash Flows for the quarter ended September 30, 2025, an error was identified in the classification of cash flows between operating and investing activities associated with the proceeds received from the sale of loan participations and the related supplemental disclosures of non-cash operating, investing and financing activities related to these loans. The net total of the misclassification had no impact on the Company’s reported cash balances as they offset each other, as highlighted in the table below.
The misclassification did not impact the Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, or Consolidated Statements of Changes in Shareholders’ Equity included within the Prior Filings. Further, management concluded that these misclassifications also had no effect on the Company’s total cash balances, liquidity measures, total loan cash flow activity, total loans or the classification of loans, the allowance for credit losses, total assets, total liabilities, total shareholders’ equity, regulatory capital ratios, net interest income, net interest margin, net income, return on average assets, return on average equity, asset quality ratios or any other key performance metrics, including non-GAAP performance metrics, that the Company routinely discusses with analysts and investors.
However, given the relative size of the misclassification between certain line items in the Consolidated Statements of Cash Flows, management concluded the misclassifications are material. The Company’s management, in consultation with the Audit Committee of the Company’s Board of Directors, determined on November 10, 2025, that the Company’s previously issued Consolidated Statement of Cash Flows within the Financial Statements included in the Prior Filings and the associated reports of the Company’s current and prior registered accounting firms should no longer be relied upon. The Company intends to amend the Prior Filings on or about November 17, 2025, to present the restated Consolidated Financial Statements to restate the Statements of Cash Flows and related notes.
Though management believes the misclassifications to the Consolidated Statement of Cash Flows are qualitatively immaterial, management has concluded they are quantitatively material, and as such management has further concluded that a material weakness exists in the Company’s internal control over financial reporting with respect to the classification of the Company’s participation loan activity cash flows between Operating Activities and Investing Activities in the Company’s Statements of Cash Flows. As such, KPMG’s report on the Company’s internal control over financial reporting as of December 31, 2024, should no longer be relied upon. The Company anticipates this material weakness to be remediated by the time of the filing of the 2025 Annual Report on Form 10-K.
The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with its current independent registered public accounting firm, KPMG LLP, and management of the Company has discussed the matters with the Company’s prior independent registered public accounting firm, Forvis Mazars, LLP.

The following table presents the effect this correction is expected to have on the Consolidated Statements of Cash Flows for the periods indicated:

(Dollars in thousands)	As Previously Reported	Adjustment	As Adjusted
Selected Cash Flow Data

For the Three Months Ended March 31, 2025
Operating activities:
Proceeds from sales of loans held for sale	$422,294	$(137,954)	$284,340
Net cash provided (used) by operating activities	104,977	(137,954)	(32,977)

Investing activities:
Loan and lease originations and principal collections, net	$(524,894)	$137,954	$(386,940)
Net cash used by investing activities	(599,264)	137,954	(461,310)

Net increase in cash and cash equivalents	$135,463	$—	$135,463

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans held for sale to loans and leases held for investment	$205,385	$(137,370)	$68,015
Transfer of loans and leases held for investment to loans held for sale	283,718	(274,740)	8,978

For the Six Months Ended June 30, 2025
Operating activities:
Proceeds from sales of loans held for sale	$924,481	$(296,882)	$627,599
Net cash provided by operating activities	313,146	(296,882)	16,264

Investing activities:
Loan and lease originations and principal collections, net	$(984,384)	$296,882	$(687,502)
Net cash used by investing activities	(1,084,324)	296,882	(787,442)

Net increase in cash and cash equivalents	$53,955	$—	$53,955

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans held for sale to loans and leases held for investment	$408,925	$(295,599)	$113,326
Transfer of loans and leases held for investment to loans held for sale	610,907	(591,199)	19,708

For the Three Months Ended March 31, 2024
Operating activities:
Proceeds from sales of loans held for sale	$258,708	$(60,725)	$197,983
Net cash provided by operating activities	90,893	(60,725)	30,168

Investing activities:
Loan and lease originations and principal collections, net	$(228,713)	$60,725	$(167,988)
Net cash used by investing activities	(278,698)	60,725	(217,973)

Net increase in cash and cash equivalents	$14,854	$—	$14,854

(Dollars in thousands)	As Previously Reported	Adjustment	As Adjusted

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$63,508	$(60,552)	$2,956

For the Six Months Ended June 30, 2024
Operating activities:
Proceeds from sales of loans held for sale	$577,817	$(115,071)	$462,746
Net cash provided by operating activities	174,769	(115,071)	59,698

Investing activities:
Loan and lease originations and principal collections, net	$(577,457)	$115,071	$(462,386)
Net cash used by investing activities	(664,282)	115,071	(549,211)

Net increase in cash and cash equivalents	$32,909	$—	$32,909

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$178,482	$(114,800)	$63,682

For the Nine Months Ended September 30, 2024
Operating activities:
Proceeds from sales of loans held for sale	$1,003,740	$(258,677)	$745,063
Net cash provided by operating activities	365,783	(258,677)	107,106

Investing activities:
Loan and lease originations and principal collections, net	$(1,341,740)	$258,677	$(1,083,063)
Net cash used by investing activities	(1,492,878)	258,677	(1,234,201)

Net increase in cash and cash equivalents	$84,045	$—	$84,045

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$340,121	$(257,770)	$82,351

For the Year Ended December 31, 2024
Operating activities:
Proceeds from sales of loans held for sale	$1,431,261	$(390,817)	$1,040,444
Net cash provided by operating activities	536,468	(390,817)	145,651

Investing activities:
Loan and lease originations and principal collections, net	$(1,835,442)	$390,817	$(1,444,625)
Net cash used by investing activities	(2,079,101)	390,817	(1,688,284)

Net increase in cash and cash equivalents	$26,260	$—	$26,260

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$475,567	$(389,389)	$86,178

(Dollars in thousands)	As Previously Reported	Adjustment	As Adjusted

For the Year Ended December 31, 2023
Operating activities:
Proceeds from sales of loans held for sale	$1,362,803	$(442,909)	$919,894
Net cash provided by operating activities	620,071	(442,909)	177,162

Investing activities:
Loan and lease originations and principal collections, net	$(1,574,912)	$442,909	$(1,132,003)
Net cash used by investing activities	(1,774,922)	442,909	(1,332,013)

Net increase in cash and cash equivalents	$165,904	$—	$165,904

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$617,189	$(438,707)	$178,482

For the Year Ended December 31, 2022
Operating activities:
Proceeds from sales of loans held for sale	$1,067,758	$(425,229)	$642,529
Net cash provided (used) by operating activities	124,485	(425,229)	(300,744)

Investing activities:
Loan and lease originations and principal collections, net	$(1,252,106)	$425,229	$(826,877)
Net cash used by investing activities	(1,442,344)	425,229	(1,017,115)

Net increase in cash and cash equivalents	$212,886	$—	$212,886

Supplemental disclosures of noncash operating, investing, and financing activities
Transfer of loans and leases held for investment to loans held for sale	$468,042	$(421,625)	$46,417
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s planned restatement of its consolidated financial statements, the anticipated effects of related changes in the Company’s accounting, any remediation plans with respect to material weaknesses in internal control over financial reporting, and any other statements that are not historical facts. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this Current Report on Form 8-K due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to, the risk that the completion and filing of the restated financial statements and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, will take longer than expected. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed by the Company with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect the Company’s position as of the date of this report. The Company expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company’s expectations or any change of events, conditions, or circumstances on which any such statement is based.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: November 12, 2025	By:	/s/ Walter J. Phifer
Walter J. Phifer Chief Financial Officer